Exhibit 99.2
INX Acquisition of AccessFlow, Inc. INX Inc. Nasdaq: INXI www.INXI.com June 9, 2008 Jim Long - Chairman & CEO, INX Inc. Brian Fontana - Chief Financial Officer

GAAP Reconciliation and Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words, including statements about expected future financial performance of INX and the recently acquired AccessFlow operations, are forward-looking statements. These forward- looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2007 Form 10-K, which we urge you to read. During this presentation references to financial measures of INX will include references to non- GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon. GAAP Reconciliation Safe Harbor Statement

Agenda For Webcast and Conference Call INX overview and background, including industry trends and INX acquisition strategy and history Acquisition of AccessFlow, Inc. Updated financial outlook Take questions

INX Overview Industry Trends INX Acquisitions Strategy & History

Overview - INX Inc. (Nasdaq: INXI) INX is a network consulting and solutions company We plan, design, install and support complex networks for Enterprises We have practice areas focused in six key solutions areas: Enterprise Network Infrastructure Unified Communications and VOIP Wireless Networks / Mobility Network Security Network Storage Virtualization Revenue in millions

Increasing IP Network Importance & Complexity Benefits Focused Solutions Providers Voice / Video Wireless Access Storage Collaboration Security IP Network Importance & Complexity Demand For Focused Solutions Provider Services Routing & Switching Enterprise organizations are realizing that the IP network is rapidly becoming the platform for all forms of communications, while at the same time the network is becoming more complex. INX is benefiting from this trend. Virtualization

Why INX Should Offer Virtualization Solutions Virtualization solutions are very "adjacent" and complementary to the data center network and data center network storage solutions that we provide today Virtualization is currently one of the most technologically disruptive, and fastest growing areas of enterprise technology As a relatively new advanced enterprise technology, the methods of selling and delivering virtualization solutions are very similar and compatible with the methods that we use to deliver the other solutions we offer

Data Center Virtualization - The Most Disruptive Enterprise Technology since IP Telephony Today, VMware's "bare metal" virtualization software that resides between the physical server hardware and the operating system simply works better than any competitive product, and VMware has a huge lead over all other competitors VMware revenues grew at a CAGR of 118% per year between 2002 and 2006 to over $700 million in 2006, and grew 88% to over $1.3 billion in 2007 While there will be many technology manufacturers impacted by virtualization of the data center, INX believes that VMware, Cisco, EMC and Network Appliance will likely be among the biggest winners over the upcoming 5-10 years The data center is being "virtualized" through the creation of (1) virtual server/computing such as VMware environments and (2) virtual disk storage/Storage Area Networks(SANs); the data center network is key to both Key drivers of server virtualization include server consolidation of 5:1 to as much as 20:1; reduced infrastructure costs of up to ~67%; up to ~85% power and cooling savings; and improved and lower cost disaster recovery and management A recent Raymond James research report on VMware expects the market for virtualization software to grow at a rate of 42% per year between 2007 and 2011

Cisco Will Gain Data Center Market Share And Is Embracing And Promoting Virtualization Cisco is embracing virtualization, providing thought leadership in the area of virtualization, and planning on market share gains from data center virtualization Cisco made a $150 million investment in VMware prior to IPO VFrame Data Center Data Center 3.0 Recent Nexus 7000 and Nexus 5000 data center switches iSCSI, FCIP and FCOE NY Times: "Cisco is making a huge impact in terms of how the next generation data center evolves" Businessweek: "In many ways Cisco is becoming the king of virtualization"

INX Industry/Market Segments And INX Views On Organic Growth INX estimates of long term (2-3 year) industry growth rates are INX estimates based on IDC and other industry analyst research reports, and certain relevant manufacturer segment growth rates; INX '07 organic growth is based on customer billings Note:

Geographic Expansion - AccessFlow Adds A 15th Location In Sacramento

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Seattle
Portland
Eugene
Boise
Sacramento
Los Angeles
Albuquerque
El Paso
Dallas
Austin
Houston
San Antonio
Boston
Washington (Federal)
5 markets 3 years ago
7 new markets added in '05 & '06
New England / Boston added 8/31/07
AccessFlow adds Sacramento location

INX

Competition: National Presence + Focus & Expertise Are Competitive Advantages High focus & expertise Low focus & expertise Low geographic presence High geographic presence INX's increasingly national presence, combined with a high level of focus and expertise, is a competitive advantage with large, national- presence customers Small, focused, regional solutions providers Large IT solutions providers and telecom carriers Small, generalist VARs & IT solutions providers

INX Acquisition Strategy #1 Cisco Focused Network Solutions Providers We seek to acquire regional Cisco partners within a highly fragmented environment Financing is limited for smaller, privately-held solution providers, constraining growth relative to demand for IP Communications solutions Purchase prices for smaller, capital constrained, private firms are modest relative to revenue generation and earnings potential as part of INX We add value to the organizations we acquire: Highly focused strategy and experience together with a national platform Strong Cisco relationship Better pricing and terms on purchases Enhanced services capability with long term support offerings Ability to eliminate certain administrative costs

INX Acquisition Strategy #2 New Practice Areas In addition to our core unified communications and network infrastructure solutions there are a few key "adjacent" and complementary areas of technology that we desire to strengthen: Data center solutions, including network storage & virtualization Network security Monitoring/management of network, security and/or data center These type of acquisitions can provide improved shareholder value by: Allowing INX to "sell deeper" into existing INX customer accounts with these complementary solutions and win projects that INX was previously excluded from because we did not offer these solutions Providing possible additional geographic expansion, with ability to add INX's core competencies to acquired organizations

Industry-Leading Organic Revenue Growth - From "Mature" Markets & From Acquisitions Note: Dollars in millions; "mature" offices include offices in Texas and Federal office Measuring INX organic revenue growth vs. growth from acquisitions has been made complex due to multiple acquisitions INX has been producing above-industry-average organic growth from its mature offices in Texas (including Federal), as well as from the acquisitions it has made, and from its "overlay" managed services business

Outstanding Financial Performance From Our '05-'06 Acquisitions - 30% Growth and Improving Margin % $3.6 6.6% $8.0 Operating Income Contribution Margin % Operating Income Contribution $ 126% Growth 11.4% Note: "Operating Income Contribution" ("OIC") for a business unit is the direct operating income from such business unit without any allocation of "corporate" costs to the business unit

Past Acquisitions Have Been Financially Successful And Accretive To Earnings Note: "Operating Income Contribution" for a business unit is the direct operating income from such business unit without any allocation of "corporate" costs to the business unit; "annualized" 1Q-2008 operating income contribution is actual 1Q-2008 operating income contribution times four

AccessFlow, Inc. Acquisition closed June 6, 2008

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AccessFlow – The Company

- Focused, expert consulting organization and solutions provider in the area of data center virtualization, particularly with VMware server virtualization
- Located in Sacramento, California, serving customers throughout California and the West Coast
- ~$10.5 million in total revenue for 12 months ending March 31, 2008, with ~19% service revenue content, ~22.7% gross margin, and 8.6% operating income margin
- 30 total employees, including 17 engineers
- Unique proprietary hosted virtual disaster recovery offering that we believe provides potential substantial value, although it is a new area of their business with immaterial revenue to date

AccessFlow ENTERPRISE VIRTUALIZATION
vmware® premier PARTNER
INX

AccessFlow Is A Recognized Expert In VMware Virtualization Industry-wide recognition as a expert in the field of server virtualization and data center disaster recovery Strong project management Hosted disaster recovery / site recovery manager ROI analysis experience and methods VMware "Rainmaker of the Year" award for 2008 VMware "Rising Star of the Americas" award for 2007 VMware Premier & Gold Certified VAC Partner One of the first VMware partners certified in Site Recovery Manger Together with VMware consultants, recently co-authored a new book titled "Deploying The VMware Infrastructure" currently in first edition print, to be released in June

AccessFlow Acquisition: Immediate, Substantial Virtualization Expertise + Additional Market The AccessFlow acquisition adds immediate, substantial VMware server virtualization expertise and U.S. market presence, along with a material customer base & substantial customer references Provides INX with deep virtualization/VMware expertise that can be leveraged across INX's existing 14 office locations Adds a second branch office location in California (Sacramento) and a material customer base to expand INX's relatively modest current California presence Over the upcoming several months we plan to aggressively introduce AccessFlow's virtualization practice into INX's 14 markets around the United States, as well as introduce INX's core network infrastructure, unified communications, network security, mobility and network storage practice areas to AccessFlow's Sacramento market and customer base, providing increased revenue opportunities to both sets of operations

Transaction Structure Transaction structured as an asset purchase of ongoing operations and certain essential assets used in the operations Assets acquired do not include accounts receivable or other current assets Total initial purchase consideration of $5.87 million, plus earn-out payments based on 1st year and 2nd year performance Initial purchase consideration was comprised of $2.45 million cash and $3.42 million in shares of INX common stock (262,692 shares valued at $13.00 per share) Earn-out payable based on two major components: Direct operating income contribution from existing AccessFlow operations acquired Indirect "qualifying billings" from currently existing INX branch offices of certain categories of virtualization products not currently offered by INX.

AccessFlow Acquisition - Two-Component Earnout A "direct" earn-out of between $270,000 and $810,000 for each of the first and second 12 full months following the transaction based on direct operating income contribution from AccessFlow operations acquired - 1st year "target" operating income contribution is $1.53 million - 2nd year "target" operating income contribution is $2.63 million An "indirect" earn-out of between $180,000 and $540,000 for each of the first and second 12 full months following the transaction based on "indirect qualifying billings" from 14 currently existing pre-transaction INX branch offices of certain categories of products and services, including: VMware Citrix virtualization applications Microsoft virtualization applications Servers and hardware sold in conjunction with above Certain other virtualization-related products that INX does not sell today Services related to the above products - 1st year "target" qualifying billings is $9.5 million - 2nd year "target" qualifying billings is $22.5 million

Updated Financial Outlook

Outlook - 3 Drivers Of Recent Industry-Wide Slowdown Are Subsiding Beginning in ~ July 2007, some customers became fearful of the possibility of a recession - while not fully resolved, there are signs that customers are beginning to look forward to the possibility of an improving economy in ~6-12 months Since ~ July 2007, some large enterprise customers began to anticipate the benefits of waiting for lower interest rates - the easing cycle appears to be near an end, which is prompting some customers to move forward with capital expenditure projects that involve the use of debt or leasing Since ~ December 2007, corporate enterprise customers began to anticipate the benefits of waiting for a Federal government economic stimulus package containing provisions to stimulate capital spending by businesses - this was signed into law in February 2008 and has since became a reason to move forward with projects

Outlook – Recent Catalysts For Continued Growth

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18-month-ago introduction of network storage and network security as primary practice areas beginning to yield results - (242% and 58% growth respectively for 2007)

Data center trends (storage, iSCSI, FBOE) combined with Cisco's recent new product announcements in this area (Nexus line) is creating new growth opportunities

Recent Cisco relationship achievements present opportunities: TelePresence Advanced Technology Partner; Master of Security; Cisco Powered Managed Services Partner

Boston-based Select, Inc. acquisition is at the end of its ~6-9 month typical integration period, following which we have normally see above-average revenue growth from past acquisitions

Recent services contract of $8.4 million, majority of which will be recognized over the remainder of 2008 calendar year – increase in higher margin service revenue

Continued recent investment in hiring of revenue-generating employees – engineering staff +18% and sales staff + 3% in Q1-2008

INX

Improving Shareholder Value Through Per-Diluted-Share Improvements From Operations A key financial goal for INX is to improve revenue, gross profit and operating income on a per-diluted-share basis in order to improve shareholder value Revenue, gross profit and operating income, measured on a "trailing 12-month basis" increased 19%, 21% and 80% respectively at 3/31/2008 compared to year earlier levels * Data reflects trailing 12-month results at the end of each quarter shown Revenue Gross Profit Operating Income

Improving Return On Capital Used In Operations Is Key To Improving Stockholder Value Improving operating income relative to the amount of capital used to generate such operating income is key to improving long-term shareholder value Careful use of capital for acquisitions and other investments used to generate improving operating income has resulted in substantial improvement on the return on the capital used for such operations The ratio of operating income to capital used in operations, defined as trailing 12-month operating income divided by equity capital plus debt minus cash, has improved to 19.5% at 3/31/2008 compared to 11.9% one year earlier.. Average Capital Used In Operations Operating Income / Capital Used In Operations Trailing 12-Month Operating Income (Dollars in millions)

(Dollars in thousands) AccessFlow Acquisition - Analysis of Purchase Price and Valuation Valuation assuming total earn-outs being paid at minimum, "target" and maximum amounts based on forward 12-month direct "operating income contribution" ("OIC") performance, and assuming 6% operating income margin on "indirect qualifying billings" from 14 pre-transaction INX branch offices

(Dollars in thousands) AccessFlow Acquisition - Anticipated Return On Invested Capital INX ratio of "operating income / average capital utilized in operations" for the 12 months ended 3/31/2008 was 19.5%. To the extent that this ratio for the AccessFlow acquisition is higher than INX recent level the acquisition is "accretive" to his ratio. The below analysis assumes achievement of "targets" for earn-out, and assumes 6% operating income contribution margin on "indirect qualifying billings"

AccessFlow Acquisition - Expected Near-Term Financial Impact While we expect the AccessFlow transaction to be accretive to per-share earnings in 2H- 2008 and increasingly so thereafter as revenue ramps, we expect the transaction to reduce per-share earnings by approximately $0.01 per share for 2Q-2008 Q2-2008 expenses related to the acquisition will include unusual expenses related to the acquisition and integration, which will not be completely offset by the revenue generated by AccessFlow operations in the three remaining weeks of Q2-2008 For all acquisitions, acquired operations revenue is generally somewhat below normal immediately following the acquisition transaction because of turmoil surrounding and related to the acquisition, and we expect this will be the case with this acquisition "Direct" revenue should initially be somewhat lower than recent levels, at approximately $2.0 to $2.5 million per quarter and then begin to ramp up in Q4-2008 and thereafter based on a continuation of the growth AccessFlow has been achieving plus the addition of INX core practice area offerings to the AccessFlow operations "Indirect qualifying billings" from virtualization practice offering through INX's existing 14 branch offices will likely not begin to ramp up materially until approximately Q4-2008 due to time required for ramping up technical skills, sales training, marketing, sales cycle, etc.

Updated INX Financial Outlook - Q2 & Longer-Term Expectations For Q2-08 we expect: Total revenue in the range of $58-$63 million, (compared to our previous guidance of $60-$65 million) - lowering the range of total revenue by ~$2 million because of likelihood of several product orders slipping into Q3, including one $2 million order + increasing by ~$500,000 for first/partial month of AccessFlow Services revenue (excluding AccessFlow) of $10.0-$10.5 million, (compared to our previous guidance of $9.2-$9.7 million) - increasing the range because service revenue quarter-to-date has been stronger than we had anticipated, + ~$200,000 of additional service revenue from 3 weeks of AccessFlow operations We had indicated that 2Q-2008 gross margin on services revenue was expected to be down slightly compared to Q1-2008 level due to costs of ramp-up of new service project wins - may not be the case because service appears to be stronger than we had anticipated We expect revenue for 2H-2008 to be higher than the first half of the year, and for services revenue to increase more than product revenue (excluding AccessFlow) - no change to our previous outlook We continue to maintain our long-term target ranges for gross profit of 15%-19% for products and 30%-35% for services, and for operating income margin in the range of 4%-7%, the achievement of which is dependent upon leveraging certain operating expenses against continued revenue growth - no change to our previous outlook

Summary

Summary Of AccessFlow Acquisition Acquired AccessFlow, Inc., a focused virtualization solutions provider with trailing 12- month revenues of ~$10.5 million in a transaction structured as an asset purchase of the ongoing operations and certain essential assets used in the operations Initial purchase consideration of $5.87 million, plus performance-based earn-out payments based on 1st year and 2nd year performance Initial purchase consideration was ~42% cash and 58% shares of INX common stock Based on achievement of "targets" for 1st year earn-out payment, the purchase price, including 1st year earn-out payment, would be equal to ~3.2x forward 12-month operating income contribution assuming 6% operating income margin on "indirect qualifying billings" Transaction provides INX with substantial virtualization expertise and industry presence, along with a customer base & substantial customer references, making INX a recognized virtualization industry leader immediately, plus provides an additional branch office location in Sacramento, California Substantial opportunity to cross-sell INX core competencies into the AccessFlow customer base and visa versa We expect the transaction to be accretive to per share earnings in 2H-2008 and thereafter, but to reduce per share earnings by approximately $0.01 per share in 2Q-2008